EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Aldabra Acquisition Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2006 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Jason Weiss, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Jason Weiss                    Dated:  August 14, 2006
    -------------------------------
     Jason Weiss
     Chief Executive Officer
     (Principal Executive and Accounting and Financial Officer)


                                      E-2